UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2011 - May 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM/GBAB

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website, in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

May 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the fiscal year ended May 31, 2012.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2012, the Trust provided a total return based on market price of 23.35% and a total return based on NAV of 21.64%. As of May 31, 2012, the Trust’s market price of $22.46 per share represented a discount of 4.38% to its NAV of $23.49 per share. The market value of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

In each month from June 2011 through October 2011, the Trust paid a monthly dividend of $0.117 per share. On November 1, 2011, the Trust announced a 10.26% increase in its monthly dividend to $0.1290 per share, effective with its November 2011 dividend. Dividends were paid at this rate in each month from November 2011 through May 2012. The most recent dividend represents an annualized distribution rate of 6.89% based on the Trust’s last closing market price of $22.46 as of May 31, 2012.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust and is responsible for the management of the Trust. Guggenheim Partners Investment Management, LLC (formerly, Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $160 billion in assets under management.

The Trust is a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”). BABs are taxable municipal securities issued by state and local governments, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 35 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

To learn more about the Trust’s performance and investment strategy for the fiscal year ended May 31, 2012, we encourage you to read the Questions & Answers section of this report, which begins on page 4.

We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at www.guggenheimfunds.com/gbab.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Build America Bonds Managed Duration Trust

June 30, 2012

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 3

QUESTIONS & ANSWERS	May 31, 2012

The Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (formerly, Guggenheim Partners Asset Management, LLC) (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the fiscal year ended May 31, 2012.

Please describe the Trust’s objectives and strategy.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives.

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). Under normal market conditions:

•	The Trust will invest at least 80% of its Managed Assets (Net assets plus leverage) (“Managed Assets”) in BABs.

•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income producing securities.

•
At least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

•	The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin.

•	The Trust will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act.

In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio at approximately 10 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.) The Trust may invest up to 20% of its Managed Assets in securities other than BABs, which may consist of short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. In addition, the Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps and futures contracts in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser does not currently use derivative instruments to manage the duration of the Trust’s portfolio but may do so in the future. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

Please provide an overview of the economy and market environment during the period covered by this report.

The securities markets, both in the U.S. and around the world, were affected by uncertainties faced on multiple fronts during the Trust’s fiscal year ended May 31, 2012. Although the economy demonstrated considerable momentum in the closing months of 2011 and the first quarter of 2012, market sentiment turned negative as concerns over the health of the euro member nations and slowing growth in China threatened the global recovery.

Recent economic data suggest the U.S. has moved beyond the recovery phase, and is currently in a self-sustaining expansion (albeit slow), in the wake of the worst recession in generations. Low borrowing rates coupled with private sector job growth has lifted incomes, supporting stronger consumption. Household debt service relative to income is approaching the lowest levels since the mid-1980s and the reduction in household leverage is freeing up disposable income, which should continue to lift

4 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS continued	May 31, 2012

consumption. Industrial production has been showing year-to-year gains as corporate profits continue to expand. There have even been some signs of growth in housing starts, providing the first signs of sustained good news in the housing market in several years.

In late May, the U.S. Department of Commerce reported revised real growth in gross domestic product (GDP) at an annual rate of 1.9% for the first quarter of 2012, which followed an even stronger growth rate of 3.0% in the fourth quarter of 2011. The consensus among business economists seems to be that real growth for the full year 2012 will be in the range of 2.5% and 3.0%.

The recovery is less certain for international economies. While the European Central Bank has taken temporary measures to postpone an immediate crisis in Europe, structural issues remain due to unsustainable debt levels throughout the peripheral European countries. Financial weakness in Europe will likely cause the euro to continue to weaken against other developed currencies. A recession in Europe will negatively affect emerging market economies, particularly China, which rely heavily on exports.

Late in the summer of 2011, there was an enormous flight to safety, driven by concerns about the banking system in Europe and sovereign debt of several nations. In early August Standard & Poor’s (“S&P,” a leading rating agency) downgraded United States long-term debt to AA+ from AAA. Despite the downgrade, investors fled into U.S. Treasury securities, affirming the safety of United States debt. Concurrently, investors avoided credit risk as spreads widened materially in many fixed income sectors.

In the bond market, the highest quality issues performed best during the 12-month period ended May 31, 2012, as investors sought to avoid risk. The return of the Barclays Capital U.S. Treasury Composite Index, which includes Treasury securities of all maturities, was 9.05%. The Barclays Capital U.S. Aggregate Bond Index (the “Barclays Aggregate”), which is a proxy for the U.S. investment grade bond market, returned 7.12% for the period, while the Barclays Capital U.S. Corporate High Yield Index returned 4.03%. BABs were among the best performing asset classes: return of the Bank of America Build America Bond Index (the “Index”), which measures return of BABs as an asset class, was 20.02% for the 12 months ended May 31, 2012.

Reflecting the Federal Reserve’s (“the Fed”) continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.04% for the same period.

BABs represented approximately 25% of the municipal bonds issued in 2010, and the success of the Build America Bond Program caused a substantial decline in the issuance of long-dated tax exempt bonds. There was much discussion about whether the BAB program would be extended beyond its scheduled expiration date of December 31, 2010, but the program was not extended by Congress. While there has, of course, been no new issuance of BABs, the bonds issued in 2009 and 2010 remain outstanding until they mature or issuers retire them, and there is an active secondary market in these bonds, most of which have maturities of 20 to 30 years.

Since performance of BABs is strongly correlated with U.S. Treasury securities, it is no surprise that BABs have performed very well in recent months, mirroring the rally in U.S. Treasury bonds. Additionally, the scarcity of BABs has enhanced the value of these securities, as investors seek sources of income.

How did the Trust perform during the fiscal year ended May 31, 2012?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2012, the Trust provided a total return based on market price of 23.35% and a total return based on NAV of 21.64%. The Trust’s NAV return surpassed the return of the Index, which measures return of BABs as an asset class, even though the Trust has operating expenses that affect performance, while the Index has no expenses.

As of May 31, 2012, the Trust’s market price of $22.46 per share represented a discount of 4.38% to its NAV of $23.49 per share. A year earlier, on May 31, 2011, the Trust’s market price of $19.54 per share represented a discount of 5.38% to its NAV of $20.65 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

In each month from June 2011 through October 2011, the Trust paid a monthly dividend of $0.117 per share. On November 1, 2011, the Trust announced a 10.26% increase in its monthly dividend to $0.129 per share, effective with its November 2011 dividend. Dividends were paid at this rate in each month from November 2011 through May 2012. The most recent dividend represents an annualized distribution rate of 6.89% based on the Trust’s closing market price of $22.46 as of May 31, 2012.

How are the Trust’s assets invested and what has that meant for performance?

The Trust has been active in adding positions throughout the 2012 fiscal year. The Trust has been able to grow through leverage, so that total Managed Assets are now approximately $530 million. Since over $180 billion of BABs were sold in 2009 and 2010, the secondary market remains quite active. Some managers of BAB-oriented funds sold the bonds at times during the year when they believed the treasury market would sell off, and those sales created buying opportunities for the Trust. Also, there have been small issuances of types of bonds authorized under the stimulus bill that

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	May 31, 2012

qualify for purposes of the Trust’s policy of investing at least 80% of Managed Assets in BABs. Congress continues to debate whether they will reintroduce the BABs program. Depending on the outcome of the election in November 2012, the BABs program or something comparable may be reintroduced in the winter of 2013.

As of May 31, 2012, approximately 85% of the Trust’s long-term investments are in BABs and Qualified School Construction Bonds (“QSCBs”), which are qualifying investments for purposes of the Trust’s policy of investing at least 80% of its managed assets in BABs. QSCBs are taxable obligations issued by school districts, with proceeds used for the construction or renovation of schools. Interest expense (up to a certain amount) is reimbursable by the federal government through the American Recovery and Reinvestment Act of 2009.

The remainder of the Trust (approximately 15% of the Trust’s long-term investments as of May 31, 2012) was invested non-BABs securities. These include asset-backed securities, bank loans, corporate bonds and other securities. While nearly all of these securities provided positive returns, none provided returns as high as BABs.

Within the Trust’s BABs holdings, approximately 65% are revenue bonds and 29% are general obligation bonds. The largest category, school bonds, represented approximately 21% of BABs as of May 31, 2012, followed by university bonds, which represented approximately 18%. No BABs have been sold since the inception of the portfolio.

The high correlation between BABs and U.S. Treasury securities contributed to performance. U.S. Treasury securities rallied strongly during the period, as the financial crisis in Europe drove investors toward U.S. dollar-denominated assets. Rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as liquidity sought a safe haven. Despite the August 2011 downgrade of U.S. credit, U.S. Treasury securities are generally regarded as the safest asset class in the world.

The portfolio is well diversified across industry groups and states. The top 10 holdings in the portfolio together represent less than 24% of the Trust’s long-term investments, and the largest position represents less than 3%. The weighted average duration of the portfolio as of May 31, 2012, is 10.56 years. The weighted average yield to maturity of the securities in the portfolio is 7.7%. The weighted average credit quality is A.

What is the Trust’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed positively to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33% of the Trust’s Managed Assets.

As of May 31, 2012, the Trust’s leverage was approximately 24% of Managed Assets. GPIM currently employs leverage through reverse repurchase agreements with three different counterparties and a credit facility with a major bank. Under the reverse repurchase agreements, securities are transfered to another party, such as a bank or broker-dealer, in return for cash which can be used for additional investments.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

What is the current outlook for the economy and securities markets, and how is the Trust positioned for this outlook?

For some time GPIM has been more optimistic than many investment managers about the U.S. economy, and recent strength confirms this view. GPIM believes the United States has entered a period of self-sustaining economic expansion, driven primarily by the aggressive monetary policy of the Fed, which is now being reinforced by the European Central Bank. The United States has become the economic locomotive of the global economy, and the Fed understands that U.S. growth is necessary to reduce domestic unemployment and to provide support to the struggling economies in Europe and Asia. With a recession apparently imminent in Europe and economic growth slowing in China, investors should expect to see a third round of quantitative easing by the Fed later this year.

GPIM believes that although there is continued discussion about the possibility of reviving the BABs program, scarcity will continue to be a positive factor for BABs valuation, which together with the strong correlation to U.S. Treasury securities, is likely to result in continued strong performance for BABs.

GPIM believes that BABs will continue to attract investors because of their value relative to other taxable fixed-income investments. In particular, there is value on a risk-adjusted basis for investors such as GPIM with the ability to select securities based on thorough independent credit analysis.

6 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

May 31, 2012

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objectives.

Build America Bonds Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010, currently do not qualify as BABs, it is impossible to predict market conditions for such bonds, meaning that BABs may experience less liquidity than other types of municipal securities. Because the ability to issue BABs was not extended beyond December 31, 2010, the number of BABs available in the market is limited and there can be no assurance that BABs will continue to be actively traded. Reduced liquidity may negatively affect the value of the BABs. Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value.

Expiration of BAB Program. Bonds issued after December 31, 2010, do not qualify as BABs. From time to time the Obama administration and Congress may consider a variety of proposals to reinstate the BAB program or establish other similar programs. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

If there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the common shares in the offering on any future termination date. Investors who purchase common shares may receive more or less than their original investment upon any termination of the Trust.

General Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the sub-adviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment-grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions. Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	May 31, 2012

there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors. Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Duration Management Risk. In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest-rate swaps, in order to manage the duration of the Trust’s portfolio to reduce the interest-rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest-rate risk. Until the duration management strategy is fully implemented, the Trust may be more subject to interest-rate risk. There can be no assurance that the sub- adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Financial Leverage Risk. The Trust employs financial leverage through a bank credit facility and reverse repurchase agreements. The Adviser and the Sub-Adviser believe that the use of financial leverage will result in higher income to common shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used. The Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust. In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either

8 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

May 31, 2012

(i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objectives.

Below Investment-Grade Securities Risk. Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are below investment-grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment-grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk. Investing in asset-backed securities (“ABS”) entails various risks, including credit risks, liquidity risks, interest-rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Senior and Second Lien Secured Loans Risk: The Trust’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Liquidity Risk. The Trust may invest up to 15% of its Managed Assets in municipal securities that are, at the time of investment, illiquid and certain

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 9

QUESTIONS & ANSWERS continued	May 31, 2012

other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the sub-adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Volatility Risk. The use of financial leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its Managed Assets in below investment-grade securities (i.e. “junk bonds”), which may be less liquid and therefore more volatile than investment-grade municipal securities. As a result, the net asset value and market price of the common shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment-grade securities.

Government Intervention in the Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unfore-seeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Strategic Transactions Risk. The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“strategic transactions”), for hedging and risk management purposes and to enhance total return. The use of strategic transactions to enhance total return may be particularly speculative. Strategic transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use strategic transactions depends on the sub-adviser’s ability to predict pertinent market movements, which cannot be assured. The use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Trust are designed primarily for long-term investors; investors in common shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher port-

10 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

May 31, 2012

folio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation” in the Trust’s prospectus.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The adviser and sub-adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

The Trust’s common share price will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Trust’s then-current net asset value. The Trust cannot predict whether its common shares will trade at, above or below net asset value.

In addition to the risks described above, the Trust is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Trust’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks.

Please see www.guggenheimfunds.com/gbab for a more detailed discussion about the Trust’s risks and considerations.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 11

TRUST SUMMARY (Unaudited)	May 31, 2012

Trust Statistics
Share Price		$22.46
Common Share Net Asset Value		$23.49
Premium/Discount to NAV		-4.38%
Net Assets Applicable to Common Shares ($000)		$408,960

Total Returns
(Inception 10/28/10)	Market	NAV
One Year	23.35%	21.64%
Since Inception - Average Annual	14.66%	20.99%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds
California	19.9%
Illinois	11.6%
Washington	8.8%
New Jersey	5.7%
Indiana	5.6%
New York	5.4%
Texas	5.2%
Ohio	4.8%
Michigan	4.0%
Pennsylvania	3.9%
Florida	3.8%
West Virginia	3.1%
Colorado	2.7%
Alabama	2.6%
Nevada	2.4%
Vermont	2.4%
Louisiana	2.2%
Mississippi	1.7%
South Carolina	1.3%
Georgia	1.2%
South Dakota	0.9%
Minnesota	0.8%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	110.6%
Corporate Bonds	8.4%
Asset Backed Securities	5.8%
Term Loans	1.9%
Preferred Stock	1.8%
Collateralized Mortgage Obligations	0.5%
Total Long-Term Investments	129.0%
Money Market Fund	0.2%
Total Investments	129.2%
Other Assets in excess of Liabilities	1.5%
Borrowings	-9.2%
Reverse Repurchase Agreements	-21.5%
Total Net Assets	100.0%

Ratings shown are assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

12 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 129.0%
	Municipal Bonds – 110.6%
	Alabama – 2.8%
$3,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a)(j)	AA–	7.10%	09/01/2035	09/01/20 @ 100	$3,474,960
5,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a)(j)	AA–	7.20%	09/01/2038	09/01/20 @ 100	5,810,550
2,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a)(j)	AA–	7.25%	09/01/2040	09/01/20 @ 100	2,328,000
						11,613,510
	California – 22.0%
500,000	Alhambra Unified School District, Elementary Schools Improvement District, Los
	Angeles County, California, Election of 2008 General Obligation Bonds, Federally
	Taxable, Series B-1	A+	6.70%	02/01/2026	N/A	605,055
10,000,000	California, General Obligation Bonds, Various Purpose, Taxable Build America Bonds(a) A–		7.70%	11/01/2030	11/01/20 @ 100	11,884,400
3,000,000	Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds, Culver City Redevelopment Project, Series 2011B	A	8.00%	11/01/2020	N/A	3,338,160
340,000	Cypress Elementary School District (Orange County, California), General Obligation
	Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(j)	A+	6.05%	08/01/2021	N/A	385,999
660,000	Cypress Elementary School District (Orange County, California), General Obligation
	Bonds, Direct Pay Qualified School Construction Bonds, 2008 Election, Series B-2(j)	A+	6.65%	08/01/2025	N/A	765,989
7,500,000	Long Beach Unified School District, California, Qualified School Construction
	Bonds, Federally Taxable, Election of 2008, General Obligation Bonds, Series B-1	AA–	5.91%	08/01/2025	N/A	9,501,600
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA–	7.00%	07/01/2041	07/01/21 @ 100	12,092,300
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA	7.00%	07/01/2041	07/01/20 @ 100	11,854,200
5,000,000	Metropolitan Water District, Southern California, Water Revenue Bonds, 2010
	Authorization, Taxable Build America Bonds, Series A(a)	AAA	6.95%	07/01/2040	07/01/20 @ 100	6,114,900
1,025,000	Monrovia Unified School District, Los Angeles County, California, Election of 2006
	General Obligation Bonds, Build America Bonds, Federally Taxable, Series C-1(a)(j)	A+	7.25%	08/01/2028	N/A	1,210,607
8,000,000	Oakland Unified School District, County of Alameda, California, Taxable General
	Obligation Bonds, Election of 2006, Qualified School Construction Bonds,
	Series 2012B(j)	NR	6.88%	08/01/2033	08/01/22 @ 100	8,159,120
1,000,000	Placentia-Yorba Linda Unified School District (Orange County, California), General
	Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds,
	Election of 2008, Series E(a)(j)	AA–	5.40%	02/01/2026	N/A	1,120,470
5,000,000	Riverside Community College District, Riverside County, California, Election of 2004
	General Obligation Bonds, Taxable Build America Bonds, Series 2010 D-1(a)(j)	AA	7.02%	08/01/2040	08/01/20 @ 100	5,780,600
2,245,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal
	Taxable Build America Bonds(a)	Aa2	6.80%	08/01/2030	N/A	2,871,579
7,755,000	Santa Ana Unified School District, California, General Obligation Bonds, Federal
	Taxable Build America Bonds(a)	Aa2	7.10%	08/01/2040	N/A	10,464,519
3,330,000	Sonoma Valley Unified School District, General Obligation, Federally Taxable
	Bonds(a)(j)	AA–	7.12%	08/01/2028	08/01/20 @ 100	3,705,458
						89,854,956

	Colorado – 3.0%
7,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Build
	America Bonds, Series 2010E(a)(j)	AA–	7.02%	03/15/2031	03/15/21 @ 100	9,023,475
2,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
	Qualified School Construction, Series 2010-D(j)	AA–	6.82%	03/15/2028	N/A	3,325,900
						12,349,375

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Florida – 4.2%
$10,000,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue, Taxable Build America
	Bonds, Series B(a)(j)	AA	6.91%	07/01/2039	07/01/19 @ 100	$11,332,000
5,000,000	Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment Revenue
	Build America Bonds, Series 2010B(a)(j)	A	7.78%	09/01/2040	09/01/20 @ 100	5,771,500
						17,103,500

	Georgia – 1.3%
5,000,000	Georgia Municipal Association, Inc., Certificates of Participation, DeKalb County
	Public Schools Project, (AGM)(j)	AA–	5.21%	12/01/2022	N/A	5,468,750

	Illinois – 12.9%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
	Dedicated Revenues, Taxable Build America Bonds, Series 2010D(a)	AA–	6.52%	12/01/2040	N/A	5,888,950
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
	Taxable Build America Bonds, Series 2010B(a)	A+	6.90%	01/01/2040	N/A	6,554,061
2,990,000	Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a)	AA–	6.74%	11/01/2040	N/A	4,076,147
5,000,000	Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5(a)	A+	7.35%	07/01/2035	N/A	5,795,300
7,140,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a)(j)	A2	7.62%	01/01/2030	N/A	9,194,964
2,860,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a)(j)	A2	7.82%	01/01/2040	N/A	4,085,939
4,500,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM)(a)(j)	Aa3	7.95%	04/01/2035	04/01/20 @ 100	5,412,825
5,000,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM)(a)(j)	Aa3	8.15%	04/01/2041	04/01/20 @ 100	6,042,500
3,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue Bonds, Flood Prevention District Council Project, Recovery Zone Economic Development Bonds, Series 2010C(j)	AA	7.23%	10/15/2035	04/15/20 @ 100	3,425,130
2,000,000	Southwestern Illinois, Development Authority, Taxable Local Government, Program Revenue Bonds, Flood Prevention District Project, Build America Bonds,
	Series 2010-B(a)(j)	AA	7.03%	04/15/2032	04/15/20 @ 100	2,183,000
						52,658,816

	Indiana – 6.1%
8,690,000	Evansville-Vanderburgh Independent School Building Corporation, Unlimited Taxable
	Ad Valorem Property Tax First Mortgage Bonds, Series 2010E(a)	AA+	6.50%	01/15/2030	07/15/20 @ 100	10,252,288
3,000,000	Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic
	Development Revenue Bonds, Qualified Energy Conservation Bonds – Direct
	Payment, Series 2012B(j)	A3	5.90%	04/01/2034	N/A	3,171,780
10,000,000	Noblesville Multi-School Building Corporation, Hamilton County, Indiana, Taxable
	Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build America Bonds,
	Series 2010(a)	AA+	6.50%	07/15/2030	01/15/21 @ 100	11,755,700
						25,179,768

	Louisiana – 2.4%
8,000,000	Orleans Parish. School Board of the Parish of Orleans, Louisiana, (AGM)	AA–	4.40%	02/01/2021	N/A	8,891,520
1,055,000	Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable
	Hospital Revenue Bonds, North Oaks Health System Project, Build America
	Bonds, Series 2009A, (Assured GTY)(a)(j)	AA–	7.20%	02/01/2042	02/01/20 @ 100	1,150,224
						10,041,744

	Michigan – 4.4%
415,000	Comstock Park Public Schools, Kent County, Michigan, 2011 School Building
	and Site Bonds, General Obligation – Unlimited Tax, Federally Taxable –
	Qualified School Construction Bonds – Direct Payment, Series A(j)	AA–	6.30%	05/01/2026	05/01/21 @ 100	465,962
690,000	Detroit, Michigan, School District, Build America Bonds(a)(j)	AA–	7.75%	05/01/2039	N/A	922,944

See notes to financial statements.
14 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Michigan (continued)
$5,000,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
	General Obligation Bonds, Taxable Build America Bonds, Series 2010B(a)(j)	AA–	6.85%	05/01/2040	05/01/20 @ 100	$5,368,100
1,640,000	Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax
	General Obligation Bonds, Taxable Qualified School Construction Bonds,
	Series 2010A(j)	AA–	6.65%	05/01/2029	N/A	1,858,825
3,000,000	Fraser Public School District, Macomb County, Michigan, General Obligation
	Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds,
	Series B(j)	AA–	6.05%	05/01/2026	05/01/21 @ 100	3,365,370
1,000,000	Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds(j)	AA–	6.75%	05/01/2026	05/01/20 @ 100	1,115,520
2,500,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
	Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified School
	Construction Bonds, Series A(j)	AA–	6.10%	05/01/2026	05/01/20 @ 100	2,761,000
2,000,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building and
	Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified School
	Construction Bonds, Series A(j)	AA–	6.50%	05/01/2029	05/01/20 @ 100	2,205,540
						18,063,261

	Minnesota – 0.9%
1,660,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j)	AA	7.25%	02/01/2035	02/01/21 @ 100	1,864,628
1,540,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(j)	AA	7.50%	02/01/2040	02/01/21 @ 100	1,724,492
						3,589,120

	Mississippi – 1.9%
5,000,000	Medical Center Educational Building Corporation, Taxable Build America Bonds,
	University of Mississippi Medical Center Facilities Expansion and Renovation Project,
	Series 2010A(a)(j)	AA–	6.84%	06/01/2035	06/01/20 @ 100	5,598,950
1,000,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a)(j)	A2	7.27%	01/01/2032	01/01/20 @ 100	1,088,970
905,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a)(j)	A2	7.39%	01/01/2040	01/01/20 @ 100	976,269
						7,664,189

	Nevada – 2.7%
1,425,000	Clark County, Nevada, Airport Revenue Bonds, Build America Bonds, Series B(a)	AA–	6.88%	07/01/2042	07/01/19 @ 100	1,641,999
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water
	Bonds, Taxable Build America Bonds, Series 2009A(a)	AA+	7.10%	06/01/2039	06/01/19 @ 100	1,398,192
1,500,000	Nevada System of Higher Education University, Revenue Bonds, Build America
	Bonds (a)(j)	AA–	7.60%	07/01/2030	07/01/20 @ 100	1,803,495
5,050,000	Nevada System of Higher Education University, Revenue Bonds, Build America
	Bonds (a)(j)	AA–	7.90%	07/01/2040	07/01/20 @ 100	6,104,743
						10,948,429

	New Jersey – 6.3%
8,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue
	Bonds, Cooper Medical School of Rowan University Project, Series 2010A(a)(j)	A+	7.75%	07/01/2034	07/01/20 @ 100	9,326,640
2,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease Revenue
	Bonds, Cooper Medical School of Rowan University Project, Series 2010A(a)(j)	A+	7.85%	07/01/2035	07/01/20 @ 100	2,330,340
10,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally Taxable Issuer
	Subsidy, Build America Bonds, Series 2010A(a)	A+	7.10%	01/01/2041	N/A	14,184,900
						25,841,880

	New York – 6.0%
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Taxable Build America Bonds, Series 2010E(a)	A	7.13%	11/15/2030	11/15/20 @ 100	5,915,450
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Taxable Build America Bonds, Series 2010B-1(a)	A	6.55%	11/15/2031	N/A	6,240,950

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	New York (continued )
$10,000,000	Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America
	Bonds, Series 2010(a)(j)	BBB	8.57%	11/01/2040	N/A	$12,230,000
						24,386,400

	Ohio – 5.3%
5,000,000	American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds,
	New Clean Renewable Energy Bonds, Series 2010C(j)	A	7.33%	02/15/2028	N/A	6,517,300
1,950,000	Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System, Build
	America Bonds, Taxable, Series 2009B(a)(j)	A–	8.22%	02/15/2040	N/A	2,433,873
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable
	Build America Bonds, Series 2010A(a)(j)	AA	6.90%	12/01/2034	12/01/20 @ 100	2,760,900
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable
	Build America Bonds, Series 2010A(a)(j)	AA	7.15%	12/01/2039	12/01/20 @ 100	2,749,375
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable
	Build America Bonds, Series 2010A(a)(j)	AA	7.30%	12/01/2043	12/01/20 @ 100	2,747,850
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement, Taxable
	Qualified School Construction Bonds, Series 2010B(j)	AA	6.65%	12/01/2029	12/01/20 @ 100	2,958,450
1,230,000	Toronto City School District, Ohio, Qualified School Construction Bonds, General
	Obligation Bonds(j)	AA	7.00%	12/01/2028	12/01/20 @ 100	1,383,652
						21,551,400

	Pennsylvania – 4.3%
4,865,000	Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds, Series
	B of 2010(a)(j)	A+	7.14%	12/15/2035	06/15/20 @ 100	5,483,244
7,500,000	Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction
	Bonds, Series D	A	6.85%	09/01/2029	N/A	9,464,625
2,500,000	School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series
	2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)(j)	A+	6.00%	09/01/2030	N/A	2,748,325
						17,696,194

	South Carolina – 1.5%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery Zone
	Economic Development Bonds, Series 2010B(a)(j)	A–	7.33%	07/01/2040	N/A	5,960,500

	South Dakota – 1.0%
3,490,000	Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone Economic
	Development Bonds, Series 2010C(a)(j)	A2	7.50%	12/15/2040	12/15/19 @ 100	3,925,692

	Texas – 5.8%
10,000,000	Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue
	Bonds, Taxable Build America Bonds, Series 2009B(a)(j)	A+	7.09%	01/01/2042	N/A	12,022,900
10,000,000	El Paso, Texas, Combination Tax and Revenue Certification of Obligation, Taxable
	Build America Bonds, Series 2010B(a)	AA	6.70%	08/15/2036	08/15/20 @ 100	11,564,700
						23,587,600

	Vermont – 2.7%
2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series
	2010B(a)(j)	A+	6.10%	07/01/2025	07/01/20 @ 100	2,376,469
7,500,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds, Series
	2010B(a)(j)	A+	7.21%	07/01/2040	07/01/20 @ 100	8,561,025
						10,937,494

	Washington – 9.7%
5,000,000	Anacortes, Washington, Utility System Improvement Revenue Bonds, Build America
	Bonds, Series 2010B(a)(j)	AA–	6.48%	12/01/2030	12/01/20 @ 100	5,701,900
2,000,000	Auburn, Washington, Utility System Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a)(j)	AA	6.40%	12/01/2030	12/01/20 @ 100	2,322,840

See notes to financial statements.
16 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Washington (continued)
$5,000,000	Central Washington University, System Revenue Bonds, 2010, Taxable Build America
	Bonds, Series B(a)(j)	A1	6.50%	05/01/2030	N/A	$5,790,850
5,800,000	Public Hospital District No. 1, King County, Washington, Valley Medical Center,
	Hospital Facilities Revenue Bonds, Series 2010B(a)(j)	BBB+	8.00%	06/15/2040	06/15/20 @ 100	6,603,822
5,000,000	Washington State Convention Center Public Facilities District, Lodging Tax Bonds,
	Taxable Build America Bonds, Series 2010B(a)	A+	6.79%	07/01/2040	N/A	6,221,250
3,325,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable
	Build America Bonds, Series 2010B(a)(j)	A+	7.10%	04/01/2032	N/A	4,248,486
6,675,000	Washington State University, Housing and Dining System Revenue Bonds, Taxable
	Build America Bonds, Series 2010B(a)(j)	A+	7.40%	04/01/2041	N/A	8,828,088
						39,717,236

	West Virginia – 3.4%
10,000,000	State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
	Federally Taxable Build America Bonds 2010, Series B(a)	A+	7.65%	04/01/2040	N/A	14,138,800

	Total Municipal Bonds – 110.6%
	(Cost $378,888,982)					452,278,614

	Corporate Bonds – 8.4%
	Advertising – 0.0%***
200,000	Sitel, LLC / Sitel Finance Corp.(b)	B	11.00%	08/01/2017	08/01/14 @ 106	194,000

	Airlines – 1.1%
150,997	Atlas Air 1999-1 Pass-Through Trust, Series 991A, Class A-1	NR	7.20%	01/02/2019	N/A	150,997
2,291,098	Atlas Air 2000-1 Class A Pass Through Trust, Series 2000-1, Class A	NR	8.71%	01/02/2019	N/A	2,291,098
51,719	Atlas Air 99-1 Class A-2 Pass Through Trust, Series 991A, Class A-2	NR	6.88%	04/02/2014	N/A	51,718
2,000,000	Delta Air Lines 2011-1 Class B Pass-Through Trust, Series 2011-1, Class B(b)	BB	7.13%	10/15/2014	N/A	2,032,500
160,000	Global Aviation Holdings, Inc.(c)	D	14.00%	08/15/2013	08/15/12 @ 111	51,200
						4,577,513

	Building Materials – 0.4%
2,000,000	Cemex SAB de CV (Mexico)(b)(j)	B–	9.00%	01/11/2018	01/11/15 @ 105	1,660,000

	Coal – 0.0%***
100,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(b)	B	8.38%	06/01/2020	06/01/16 @ 104	100,000

	Commercial Services – 0.5%
2,200,000	DynCorp International, Inc.(j)	B–	10.38%	07/01/2017	07/01/14 @ 105	1,886,500

	Computers – 0.2%
548,000	Compucom Systems, Inc.(b)(j)	B	12.50%	10/01/2015	10/01/12 @ 103	571,290
150,000	Stream Global Services, Inc.	B+	11.25%	10/01/2014	10/01/12 @ 106	154,875
						726,165

	Distribution & Wholesale – 0.1%
550,000	Baker & Taylor, Inc.(b)(j)	CCC+	11.50%	07/01/2013	07/06/12 @ 100	324,500
275,000	INTCOMEX, Inc.(j)	B–	13.25%	12/15/2014	12/15/12 @ 107	280,500
						605,000

	Diversified Financial Services – 0.2%
200,000	Jefferies Group, Inc.	BBB	6.88%	04/15/2021	N/A	193,000
100,000	LCP Dakota Fund, Series AI	NR	10.75%	01/16/2014	N/A	98,171
500,000	McGuire Air Force Base/Fort Dix Privatized Military Housing Project(b)	AA–	5.61%	09/15/2051	N/A	454,610
100,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.(b)	B+	9.63%	05/01/2019	05/01/15 @ 107	104,000
						849,781

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Engineering & Construction – 0.6%
$2,244,225	Alion Science and Technology Corp.(i)(j)	B–	12.00%	11/01/2014	04/01/13 @ 105	$2,064,687
1,000,000	Alion Science and Technology Corp.	CCC–	10.25%	02/01/2015	02/01/13 @ 100	400,000
						2,464,687

	Entertainment – 1.2%
1,600,000	Diamond Resorts Corp.	B–	12.00%	08/15/2018	08/15/14 @ 106	1,724,000
1,810,000	Lions Gate Entertainment, Inc.(b)(j)	B	10.25%	11/01/2016	11/01/13 @ 105	1,970,638
1,000,000	WMG Acquisition Corp.	B–	11.50%	10/01/2018	10/01/14 @ 109	1,065,000
						4,759,638

	Food – 0.5%
2,009,000	Bumble Bee Acquisition Corp.(b)(j)	B	9.00%	12/15/2017	12/15/14 @ 105	1,993,932

	Health Care Services – 0.4%
750,000	Apria Healthcare Group, Inc.(j)	BB	11.25%	11/01/2014	11/01/12 @ 103	769,688
325,000	OnCure Holdings, Inc.(j)	B–	11.75%	05/15/2017	05/15/14 @ 106	239,687
423,503	Symbion, Inc.(d)	CCC+	11.00%	08/23/2015	08/23/12 @ 103	410,798
150,000	Symbion, Inc.	B	8.00%	06/15/2016	06/15/14 @ 104	146,250
						1,566,423

	Internet – 1.0%
4,250,000	GXS Worldwide, Inc.(j)	B	9.75%	06/15/2015	06/15/13 @ 102	4,122,500

	Leisure Time – 0.0%***
75,000	Sabre, Inc.(b)	B	8.50%	05/15/2019	05/15/15 @ 106	74,437

	Lodging – 0.0%***
100,000	Caesars Entertainment Operating Co., Inc.(b)	B	8.50%	02/15/2020	02/15/16 @ 104	99,625

	Machinery-Diversified – 0.1%
250,000	Tempel Steel Co.(b)	B	12.00%	08/15/2016	02/15/14 @ 109	242,500

	Mining – 0.1%
100,000	Kaiser Aluminum Corp.(b)	BB–	8.25%	06/01/2020	06/01/16 @ 104	100,500
400,000	Midwest Vanadium Pty Ltd. (Australia)(b)	CCC+	11.50%	02/15/2018	02/15/15 @ 106	248,000
						348,500

	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.	B	11.50%	04/01/2016	04/01/14 @ 106	305,250

	Real Estate Investment Trusts – 0.2%
750,000	Wells Operating Partnership II, LP	BBB–	5.88%	04/01/2018	N/A	781,681

	Retail – 0.6%
244,000	CKE Restaurants, Inc.(j)	B–	11.38%	07/15/2018	07/15/14 @ 106	276,940
910,000	Fifth & Pacific Co., Inc.(b)	B	10.50%	04/15/2019	04/15/14 @ 105	1,021,475
100,000	GRD Holdings III Corp.(b)	B	10.75%	06/01/2019	06/01/15 @ 108	98,500
850,000	Logan’s Roadhouse, Inc.(j)	B–	10.75%	10/15/2017	10/15/13 @ 108	799,000
220,000	Mastro’s Restaurants, LLC/RRG Finance Corp.(b)	B–	12.00%	06/01/2017	12/01/14 @ 109	220,000
						2,415,915

	Software – 0.1%
400,000	Lawson Software, Inc.(b)	B–	11.50%	07/15/2018	07/15/15 @ 106	439,000

	Textiles – 0.0%***
150,000	Empire Today, LLC / Empire Today Finance Corp.(b)	B–	11.38%	02/01/2017	02/01/14 @ 106	150,000

See notes to financial statements.
18 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Transportation – 0.6%
$54,911	Atlas Air, Inc.(b)	NR	8.71%	01/02/2019	N/A	$54,911
300,000	CEVA Group PLC (United Kingdom)(b)(j)	B+	8.38%	12/01/2017	12/01/13 @ 106	291,750
1,450,000	Marquette Transportation Company/Marquette Transportation Finance Corp. (j)	B–	10.88%	01/15/2017	01/15/13 @ 108	1,515,250
600,000	United Maritime Group, LLC / United Maritime Group Finance Corp.(j)	B	11.75%	06/15/2015	12/15/12 @ 106	654,000
						2,515,911

	Trucking & Leasing – 0.4%
1,712,000	AWAS Aviation Capital Ltd. (Ireland)(b)	BBB–	7.00%	10/17/2016	10/18/13 @ 104	1,767,640

	Total Corporate Bonds – 8.4%
	(Cost $35,703,097)					34,646,598

	Asset Backed Securities – 5.8%
	Automobile – 0.0%***
57,669	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b)	NR	5.00%	09/25/2018	N/A	57,508

	Collateralized Debt Obligation – 2.1%
295,970	Commodore CDO I Ltd., Series 2005-3A, Class A1A (Cayman Islands)(b)(e)(j)	CCC–	0.77%	03/06/2040	N/A	103,589
211,427	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L (Cayman
	Islands)(e)	A	0.96%	09/15/2035	N/A	191,674
79,056	G-Star Ltd., Series 2003-A, Class A1 (Cayman Islands)(b)(e)(j)	A+	1.04%	03/13/2038	N/A	74,882
367,268	Independence I CDO Ltd., Series 1A, Class A (Cayman Islands)(b)(e)(j)	BB+	0.74%	12/30/2030	N/A	340,215
8,169,509	Putnam Structured Product, Series 2003-1A, Class A1LB(b)(e)	B	0.69%	10/15/2038	N/A	7,047,917
689,733	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(b)(e)	B+	0.92%	01/10/2038	N/A	561,160
26,203	Saturn Ventures Ltd., Series 2003-1A, Class A1 (Cayman Islands)(b)(e)	AA	0.97%	11/03/2038	N/A	25,632
200,000	Stone Tower CDO Ltd., Series 2004-1A, Class A2L (Cayman Islands)(b)(e)	BB+	1.72%	01/29/2040	N/A	159,036
						8,504,105

	Collateralized Loan Obligation – 2.3%
500,000	Alm Loan Funding, Series 2010-3A, Class C(b)(e)(j)	BBB	4.47%	11/20/2020	N/A	449,775
1,000,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(b) (e)	B+	1.76%	09/20/2022	N/A	949,031
2,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b)(e)(j)	A+	1.72%	07/10/2019	N/A	1,625,980
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman Islands)(b)(e)(j)	BBB+	3.07%	07/10/2019	N/A	763,460
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b)(j)	BBB+	8.37%	07/10/2019	N/A	958,320
250,000	Colts Trust, Series 2005-2A, Class C (Cayman Islands)(b)(e)	BB+	1.32%	12/20/2018	N/A	242,895
250,000	Colts Trust, Series 2007-1A, Class C (Cayman Islands)(b)(e)	AA–	1.27%	03/20/2021	N/A	205,000
300,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (e)(j)	AA–	1.57%	05/19/2021	N/A	234,861
500,000	DFR Middle Market CLO Ltd., Series 2007-1A, Class C(b)(e)(j)	A	2.77%	07/20/2019	N/A	471,240
550,000	Eastland CLO Ltd., Series 2007-1A, Class A2B(b)(e)(j)	AA+	0.80%	05/01/2022	N/A	409,755
250,000	Emporia Preferred Funding (Cayman Islands)(b)(e)(j)	A–	1.42%	10/12/2018	N/A	202,010
250,000	Genesis CLO Ltd., Series 2007-2A, Class D (Cayman Islands)(b) (e)(j)	BBB	4.47%	01/10/2016	N/A	235,000
200,000	Katonah Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b)(e)	BBB+	1.19%	01/25/2019	N/A	154,506
1,992,806	Newstar Trust, Series 2005-1A, Class C(b) (e)	B+	1.32%	07/25/2018	N/A	1,762,637
514,262	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(b) (e)	B+	4.47%	10/20/2018	N/A	470,359
						9,134,829

	Commercial Receivables – 0.1%
400,000	Leaf II Receivables Funding, LLC, Series 2010-4, Class D(b)	NR	5.00%	01/20/2019	01/20/13 @ 100	369,480

	Insurance – 0.0%***
98,200	Insurance Note Capital Term, Series 1005-1R1A(b) (e)(g)	A	0.56%	06/09/2033	N/A	86,802

	Other ABS – 0.0%***
21,897	Aircraft Certificate Owner Trust(b)	BB	6.46%	09/20/2022	N/A	21,897

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Timeshare – 0.1%
$396,544	Silverleaf Finance LLC, Series 2011-A, Class A(b)	NR	9.00%	06/15/2023	N/A	$387,622

	Transportation – 0.4%
203,781	Raspro Trust, Series 2005-1A, Class G(b) (e)	A	0.87%	03/23/2024	N/A	171,176
1,730,115	Vega Containervessel PLC, Series 2006-1A, Class A(b)	Ba3	5.56%	02/10/2021	N/A	1,565,754
						1,736,930

	Whole Business – 0.8%
1,300,000	Adams Outdoor Advertising, LP, Series 2010-1, Class B(b)	Ba2	8.84%	12/20/2040	N/A	1,386,081
1,825,000	Adams Outdoor Advertising, LP, Series 2010-1, Class C(b)	B3	10.76%	12/20/2040	N/A	1,958,707
						3,344,788

	Total Asset Backed Securities – 5.8%
	(Cost $23,353,511)					23,643,961

	Collateralized Mortgage Obligations – 0.5%
	Commercial Mortgage Backed Security – Traditional – 0.5%
2,000,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class H(b)(e)(j)	BBB–	3.30%	03/06/2020	N/A	1,981,648
	(Cost $1,808,548)

	Term Loans – 1.9%(f)
	Banks – 0.1%
650,000	AP Alternative Assets LP(e)	BBB	4.22%	06/30/2015	N/A	619,125

	Consumer Products – 0.1%
347,375	Targus Group International, Inc.(e)	B	11.00%	05/24/2016	N/A	349,692

	Consumer Services – 0.3%
100,000	Nab Holdings, LLC, 1st Lien(e)	BB+	7.00%	04/24/2018	N/A	99,750
1,000,000	Osmose Holdings Lien 1(e)	B+	6.50%	05/04/2018	N/A	998,755
						1,098,505

	Entertainment – 0.0%***
90,000	CKX Entertainment, Inc.(e)	B+	9.00%	06/21/2017	N/A	73,800

	Gaming – 0.1%
300,000	Rock Ohio Caesar LLC(e)	BB–	8.50%	08/11/2017	N/A	303,375

	Oil Field Services – 0.8%
250,000	El Paso(e)	BB–	6.50%	04/10/2018	N/A	251,095
2,962,500	Southern Pacific Resources 2nd Lien (Canada)(e)	CCC	10.75%	01/07/2016	N/A	2,993,606
						3,244,701

	Other Industrials – 0.1%
492,719	Sirva Worldwide, Inc.(e)	B	10.75%	03/31/2016	N/A	496,415

	Retail – 0.1%
250,000	HD Supply(e)	B+	7.25%	10/05/2017	N/A	252,250

	Technology – 0.3%
98,978	API Technologies Corp.(e)	B+	8.75%	06/01/2016	N/A	98,977
1,000,000	Misys 1st Lien(e)	B+	7.25%	12/08/2018	N/A	977,000
100,000	Misys 2nd Lien(e)	CCC+	12.00%	12/06/2019	N/A	97,000
						1,172,977

	Transportation – 0.0%***
44,078	Global Aviation Holdings, Inc.(e)	NR	10.47%	09/27/2012	N/A	44,519

	Total Term Loans – 1.9%
	(Cost $7,496,935)					7,655,359

See notes to financial statements.
20 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Preferred Stocks – 1.8%
	Diversified Financial Services – 0.5%
1,900	Falcons Funding Trust I(b)(e)	NR	8.88%	–	$1,979,682

	Transportation – 1.3%
200,000	Seaspan Corp., Series C (Marshall Islands)	NR	9.50%		5,496,000

	Total Preferred Stocks – 1.8%
	(Cost $6,928,500)				7,475,682

	Warrants – 0.0%***
1,550	Alion Science and Technology Corp.(g)(h)			03/15/2017	–
	(Cost $16)

	Total Long-Term Investments – 129.0%
	(Cost $454,179,589)				527,681,862

	Short-Term Investments – 0.2%
	Money Market – 0.2%
866,748	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $866,748)				866,748

	Total Investments – 129.2%
	(Cost $455,046,337)				528,548,610
	Other Assets in excess of Liabilities – 1.5%				5,953,889
	Borrowings – (9.2%)				(37,444,000)
	Reverse Repurchase Agreements – (21.5%)				(88,098,415)
	Net Assets – 100.0%				$408,960,084

AGM – Insured by Assured Guaranty Municipal Corporation Assured

GTY – Insured by Assured Guaranty Corporation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A – Not Applicable

PLC – Public Limited Company

Pty – Proprietary

SAB de CV – Publicly Traded Company

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Trust or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%

(a)	Taxable municipal bond issued as part of the Build America Bond program.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $41,627,425, which represents 10.2% of net assets.

(c)	Non-income producing as security is in default.

(d)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares, or pay 50% of the interest in cash and 50% of the interest by issuing payment-in-kind shares.

(e)	Floating or variable rate coupon. The rate shown is as of May 31, 2012.

(f)
Term loans held by the Trust have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Trust may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(g)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $86,802 which represents 0.0% of net assets applicable to common shares. (h) Non-income producing security.

(i)
The issuer of this security will accrue interest on the secured note at a rate of 12% per annum and will make interest payments as follows: (1) 10% in cash and (2) 2% payment-in-kind shares of the secured note.

(j)
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements, and unfunded loan commitments. As of May 31, 2012, the total amount segregated was $276,820,154.

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 21

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2012

Assets
Investments in securities, at value (cost $455,046,337)	$528,548,610
Interest receivable	9,345,793
Cash	239,581
Unrealized appreciation on unfunded commitments	214
Other assets	24,650
Total assets	538,158,848

Liabilities
Reverse repurchase agreements	88,098,415
Borrowings	37,444,000
Payable for securities purchased	3,096,750
Advisory fee payable	268,714
Interest due on borrowings	82,991
Administrative fee payable	10,082
Accrued expenses and other liabilities	197,812
Total liabilities	129,198,764

Net Assets	$408,960,084

Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
17,409,470 shares issued and outstanding	$174,095
Additional paid-in capital	331,499,169
Accumulated undistributed net investment income	3,021,499
Accumulated net realized gain on investments	762,834
Accumulated net unrealized appreciation on investments and unfunded commitments	73,502,487

Net Assets	$408,960,084

Net Asset Value (based on 17,409,470 common shares outstanding)	$23.49

See notes to financial statements.
22 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended May 31, 2012	May 31, 2012

Investment Income
Interest	$32,333,117
Dividends	560,622
Total income		$32,893,739

Expenses
Advisory fee	3,021,090
Interest expense	1,214,235
Professional fees	290,355
Trust accounting	122,662
Administrative fee	115,135
Trustees’ fees and expenses	116,972
Custodian fee	90,632
Printing expenses	70,950
NYSE listing fee	23,717
Insurance expense	21,572
Transfer agent fee	18,658
Miscellaneous	107,861
Total expenses		5,213,839
Net investment income		27,679,900

Realized and Unrealized Gain on Investments and Unfunded Commitments
Net realized gain on:
Investments		236,329
Net change in unrealized appreciation on:
Investments		47,505,145
Unfunded commitments		214

Net realized and unrealized gain on investments and unfunded commitments		47,741,688

Net Increase in Net Assets Resulting from Operations		$75,421,588

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 23

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2012

	For the Period
	For the Year	October 28, 2010*
	Ended	through
	May 31, 2012	May 31, 2011
Increase in Net Assets from Operations
Net investment income	$27,679,900	$11,815,722
Net realized gain (loss) on investments	236,329	(9,230)
Net change in unrealized appreciation on investments and unfunded commitments	47,505,359	25,997,128
Net increase in net assets resulting from operations	75,421,588	37,803,620

Distributions to Common Shareholders
From net investment income	(25,905,292)	(10,184,540)

Capital Share Transactions
Net proceeds from the issuance of common shares	0	332,420,793
Common share offering costs charged to paid-in capital	0	(696,169)
Net increase from capital share transactions	0	331,724,624
Total increase in net assets	49,516,296	359,343,704

Net Assets
Beginning of period	359,443,788	100,084
End of period (including undistributed net investment income of $3,021,499 and $1,441,139, respectively)	$408,960,084	$359,443,788
* Commencement of investment operations.

See notes to financial statements.
24 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended May 31, 2012	May 31, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$75,421,588

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized appreciation on investments	(47,505,145)
Net unrealized appreciation on unfunded commitments	(214)
Net realized gain on investments	(236,329)
Paydowns received	(526,505)
Net accretion of bond discount and amortization of bond premium	(449,744)
Purchase of long-term investments	(61,503,617)
Proceeds from sale of long-term investments	33,920,763
Net proceeds from sale of short-term investments	6,430,258
Decrease in interest receivable	75,896
Decrease in receivable for securities sold	1,982,500
Increase in other assets	(7,093)
Decrease in payable for securities purchased	(2,173,218)
Increase in advisory fee payable	36,357
Increase in interest due on borrowings	25,757
Increase in administration fee payable	1,063
Increase in accrued expenses and other liabilities	16,549
Net Cash Provided by Operating and Investing Activities	5,508,866

Cash Flows From Financing Activities:
Distributions to common shareholders	(25,905,292)
Decrease in reverse repurchase agreements	(16,807,993)
Proceeds from borrowings	61,944,000
Payments made on borrowings	(24,500,000)
Net Cash Used by Financing Activities	(5,269,285)
Net increase in cash	239,581

Cash at Beginning of Period	—

Cash at End of Period	$239,581

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,188,478

See notes to financial statements.
GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 25

FINANCIAL HIGHLIGHTS	May 31, 2012

Per share operating performance for a common share outstanding throughout the period	For the Year Ended May 31, 2012	For the Period October 28, 2010* through May 31, 2011
Net asset value, beginning of period	$20.65	$19.10	(a)

Income from investment operations
Net investment income(b)	1.59	0.68
Net realized and unrealized gain on investments and unfunded commitments	2.74	1.50
Total from investment operations	4.33	2.18
Common shares’ offering expenses charged to paid-in capital	—	(0.04)

Distributions to Common Shareholders
From net investment income	(1.49)	(0.59)
Net asset value, end of period	$23.49	$20.65
Market value, end of period	$22.46	$19.54
Total investment return(c)
Net asset value	21.64%	11.34%
Market value	23.35%	0.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$408,960	$359,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.04%	0.91	%(d)
Total expenses, including interest expense	1.36%	1.05	%(d)
Net investment income, including interest expense	7.23%	6.00	%(d)
Portfolio turnover rate(e)	7%	3%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$125,542	$104,906
Asset Coverage per $1,000 of indebtedness(f)	$4,258	$4,426

*	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total assets and dividing by the total borrowings.

See notes to financial statements.
26 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2012

Note 1 – Organization:
Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments
The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The Trust values debt securities (including municipal securities, asset-backed securities, collateralized mortgage obligations and term loans) at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Trust values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at Net Asset Value. The Trust values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Trust values Level 2 equity securities using various observable market inputs as described above.The fair value estimate for the Level 3 security in the Trust was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures which were established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination, including, but not limited, to the following: the type of security, analysis of the company’s performance and publicly available information regarding the company.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2012.

Description	Level 1	Level 2		Level 3		Total
Valuations (in $000s)
Assets:
Municipal Bonds	$—	$452,279		$—		$452,279
Corporate Bonds	—	34,646		—		34,646
Asset Backed Securities
Automobile	—	58		—		58
Collateralized
Debt Obligation	—	8,504		—		8,504
Collateralized
Loan Obligation	—	9,135		—		9,135
Commercial
Receivables	—	369		—		369
Insurance	—	—		87		87
Other ABS	—	22		—		22
Timeshare	—	387		—		387
Transportation	—	1,737		—		1,737
Whole Business	—	3,345		—		3,345
Collateralized Mortgage
Obligations	—	1,982		—		1,982
Term Loans	—	7,655		—		7,655
Preferred Stock	7,476	—		—		7,476
Warrants	—	—		—	*	—	*
Money Market Fund	867	—		—		867
Unfunded Commitments	—	—	*	—		—	*
Total	$8,343	$520,119		$87		$528,549

*	Market value is less than minimum amount disclosed.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

There were no transfers between Levels during the year ended May 31, 2012.

The fair value estimates for the Trust’s Level 3 securities were determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. For Insurance Note Capital Term, there were various factors considered in reaching a fair value determination, including, but not limited to, the following: the type of security and available public information. The Trust values the warrants for Alion Science and Technology Corp. at $0 due to the warrant and the underlying stock of the issuing company being unlisted securities. The Trust received the warrants, which have a penny per share exercise price, as part of the purchase of Alion Science and Technology 12% corporate bonds which mature on November 1, 2014.

The following table presents the activity for the Trust’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2012.

Level 3 holdings
(value in $000s)
Beginning Balance at May 31, 2011	$—
Total Realized Gain/Loss	—
Total Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Return of Capital	—
Net Purchases:	—
Asset Backed Securities	87
Warrants	—	*
Transfers In	—
Transfers Out	—
Ending Balance at May 31, 2012	$87

*	Market value is less than minimum amount disclosed.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2012, the Trust recognized an increase of interest income and a decrease of net realized gain of $526,505. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Trust. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Operations. The Trust accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. During the year ended May 31, 2012, there were no swaps outstanding.

(d) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(e) Distributions
The Trust declares and pays monthly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Trust’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Trust’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the year ended May 31, 2012.

(g) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”)

28 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Trust’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM ’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Trust. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2012, the Trust recognized expenses of approximately $115,135 for these services.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Trust’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Trust’s securities and cash.

Note 4 – Federal Income Taxes:
The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Trust intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At May 31, 2012, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax difference relating to paydown gains and excise tax being paid. Net investment income, net realized gains and net assets were not affected by these changes.

Accumulated
Additional	Undistributed Net		Accumulated
Paid-in	Investment		Net Realized
Capital	Income/(Loss	)	Gain/(Loss	)
$(105,444)	$(194,248)		$299,692

Information on the components of net assets on a tax basis as of May 31, 2012, is as follows:

Net Tax
Cost of	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$455,046,337	$75,630,146	$(2,127,873)	$73,502,273

Undistributed		Accumulated
Ordinary		Long-Term
Income/		Gains/
(Accumulated		(Accumulated
Ordinary Loss	)	Capital Loss	)
$3,021,499		$762,834

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

For the years ended May 31, 2012 and May 31, 2011, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from	2012	2011
Ordinary Income	$25,905,292	$10,184,540

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the year ended May 31, 2012, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $61,503,617 and $33,920,763, respectively.

Note 6 – Capital:

Common Shares
In connection with its organization process, the Trust sold 5,240 common shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,409,470 issued and outstanding. Of this amount, the Trust issued 17,000,000 common shares in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before offering expenses incurred by the Trust.

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares. On December 14, 2010, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before offering expenses incurred by the Trust.), 404,230 common shares of the Trust pursuant to the over-allotment option.

Offering costs, equal to $696,169, or $0.04 per share, in connection with the issuance of common shares have been borne by the Trust and were charged to paid-in capital. The Adviser and GPIM paid offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

In connection with the Fund’s dividend reinvestment plan, the Trust did not issue any shares during the years ended May 31, 2012 and 2011.

Note 7 – Leverage:

Reverse Repurchase Agreements
The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2012, the average daily balance for which reverse repurchase agreements were outstanding amounted to $100,618,050. The weighted average interest rate was 0.86%. As of May 31, 2012 there was $88,098,415 in reverse repurchase agreements outstanding.

At May 31, 2012, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
	Interest	Maturity
Counterparty	Rates	Dates	Face Value
BNP Paribas	0.86%	04/16/2014	$40,792,865
Credit Suisse First Boston	0.75%	06/21/2012	9,153,927
Royal Bank of Canada	0.89%	06/04/2012–06/21/2012	38,151,623
			$88,098,415

Borrowings
On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 90 basis points. An unused fee of 25 basis points is charged on the difference between the $125,000,000 and the amount borrowed. At May 31, 2012, there was $37,444,000 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2012, was $43,748,167 with a related average interest rate of 1.16%. The maximum amount outstanding during the year ended May 31, 2012 was $50,944,000. As of May 31, 2012, the total value of securities segregated and pledged as collateral in connection with borrowings was $59,932,987.

Note 8 – Loan Commitments
Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of May 31, 2012. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2012, the total amount segregated in connection with reverse

30 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

repurchase agreements and unfunded commitments was $104,600,356. The unrealized appreciation on these commitments of $214 as of May 31, 2012, is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2012, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

		Unrealized
	Principal	Appreciation/
Borrower	Amount	(Depreciation	)
Global Aviation	$21,397	$214
Hologic, Inc.	1,000,000	—
PF Changs	7,000,000	—
	$8,021,397	$214

Note 9 – Indemnifications:
In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 10 – Regulatory Matters:
The Adviser has notified the Trust of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Adviser and a third-party sub-adviser. In April 2012, the Adviser and a current and a former employee of the Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to the outcome, the Adviser has advised the Trust that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as an investment adviser to the Trust.

Note 11 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On June 1, 2012, the Trust declared a monthly dividend of $0.129 per common share. The dividend was payable on June 29, 2012, to shareholders of record on June 15, 2012.

On July 1, 2012, the Trust declared a monthly dividend of $0.129 per common share. The dividend is payable on July 31, 2012, to shareholders of record on July 13, 2012.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2012

The Board of Trustees and Shareholders of
Guggenheim Build America Bonds Managed Duration Trust

We have audited the accompanying statement of assets and liabilities of Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2012, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 28, 2010 (commencement of investment operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Build America Bonds Managed Duration Trust at May 31, 2012, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from October 28, 2010 (commencement of investment operations) through May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2012

32 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2012

Federal Income Tax Information
Qualified dividend income of as much as $121,380 was received by the Trust through May 31, 2012.

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Trust was held on April 4, 2012. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Trust:

	# of Shares In Favor	# of Shares Withheld
Roman Friedrich III	15,985,057	223,565
Ronald A. Nyberg	16,015,289	204,058

The other Trustees of the Trust whose term did not expire in 2012 are Randall C. Barnes, Ronald E. Toupin, Jr., Robert B. Karn III and Donald C. Cacciapaglia.

Trustees
The Trustees of the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Trust Complex***	Other Directorships
with Trust	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993 1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None

Roman Friedrich III Year of birth: 1946 Trustee	Since 2004	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of Blue Sky Uranium Corp. (2011-present), Zincore Metals, Inc. (2009-present). Previously, Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003- 2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000- present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee, Chairman	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Trust Complex***	Other Directorships
with Trust	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010–present); Chief Executive Officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Investment Management, LLC (2010–2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for election or re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2014.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2015.

-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2013.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser and Administrator.

Executive Officers
The Executive officers of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations

Officers:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).

Kevin M. Robinson Year of Birth: 1959 Chief Legal Officer	Since 2010
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC, and Guggenheim Funds Services Group, LLC. (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer Chief Financial Officer Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Ann E. Edgeworth Year of Birth: 1961 Interim Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-2011); Director, Investors Bank & Trust (2004-2007).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2008
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain other funds in the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

34 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 35

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	May 31, 2012

On May 16, 2012 (the “May Meeting”), the Board of Trustees (the “Board”) of Guggenheim Build America Bonds Managed Duration Trust (the “Trust”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Contracts Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Trust, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Trust and Guggenheim Funds Investment Advisors, LLC (“Adviser” or “GFIA”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) by and among the Adviser, the Trust and Guggenheim Partners Asset Management, LLC, n/k/a Guggenheim Partners Investment Management, LLC, an affiliate of Guggenheim (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Board and Committee took into account various materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Board and Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding performance and operating results of the Trust.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the initial request and to subsequent requests for additional information. Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Trust to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Trust to other funds, information about the profitability of each of the Adviser and the Sub-Adviser in connection with the Advisory Agreements and information about the compliance programs of the Adviser and the Sub-Adviser, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and Committee concluded that it was in the best interests of the Trust that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term. In reaching this conclusion for the Trust, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Trust’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Board also considered the secondary market support services provided by the Adviser to the Trust. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Trust’s prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, President and Chief Executive Officer of GFIA, as an “interested” Trustee for the Trust, and his proposed election by the Board as the Trust’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Board

36 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Board also took into account the commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April 19, 2012 Committee meeting (the “April Meeting”) Meeting and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Trust in such capacity.

Investment Performance: The Board considered the Trust’s investment performance by reviewing the Trust’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year and since-inception periods ended December 31, 2011. The Board compared the Trust’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). The Board noted that the Trust’s investment results were consistent with the Trust’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Trust’s use of leverage and the impact of the leverage on the Trust’s performance for the twelve months ended December 31, 2011. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Trust: The Board compared the Trust’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that although the Trust’s expense ratio was above the median expense ratio of its peer group, the advisory fee (applicable to managed assets) was in line with the median advisory fee of the peer group of funds.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Trust, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Trust, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered other benefits available to the Adviser because of its relationship with the Trust and noted that the administrative services fees received by the Adviser from serving as administrator to the Trust provides it with additional revenue. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Trust was not unreasonable.

Economies of Scale to be Realized: The Board noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Trust’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Trust’s assets grow to be a material factor in its deliberations.

Investment Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Trust. In its consideration of the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Investment Sub-Advisory Agreement, the Board considered the Sub-Adviser’s representation that there has not been any material adverse change to its financial condition since the last time its financial information was provided to Board members.

The Board also discussed the acceptability of the terms of the Investment Sub-Advisory Agreement. In addition, the Board considered the Sub-Adviser’s efforts in pursuing the Trust’s primary investment objective of providing current income and the Trust’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

Investment Performance: The Board reviewed the performance of the Trust and the peer group of funds over various periods of time. The Board noted that the Trust’s performance on an NAV basis exceeded the average return of its peer group of funds over the three-month, one-year and since-inception periods ended December 31, 2011, and underperformed the average return of its peer group for the six months ended December 31, 2011. The Board also took into account that on a market price basis the Trust outperformed the average return of its peer group of funds for the

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 37

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	May 31, 2012

three-month and one-year periods ended December 31, 2011, and the Trust underperformed the average return of its peer group of funds for the six-month and since-inception periods. The Board also compared the Trust’s investment performance on an NAV basis to the BAML Build America Bond Index, noting that the Trust’s portfolio has seen a cumulative increase in NAV of almost 30% since its inception (October 27, 2010), outperforming the benchmark by 7.72% through March 31, 2012. In addition, the Board considered the information provided by management concerning the BABs component of the Trust’s portfolio, the duration management strategy, use of leverage, credit quality distribution, sector breakdown, duration analysis and performance assessments. The Board determined that the Trust’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Trust: The Board also reviewed the level of sub-advisory fees payable to the Sub-Adviser, noting that the fees would be paid by GFIA and do not impact the fees paid by the Trust. The Board compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Board noted that the Trust’s sub-advisory fee is representative of the Sub-Adviser’s fixed-income pricing for other clients.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Trust, the Board considered information provided by management concerning the revenues the Sub-Adviser received under the Investment Sub-Advisory Agreement as well as the estimated expenses incurred by the Sub-Adviser in providing services to the Trust and its pre-tax return on revenue. The Board considered management’s representation that the Sub-Adviser’s operating margins were within the industry range and determined that the Sub-Adviser’s profitability from its relationship with the Trust was not unreasonable.

The Board considered other benefits derived by the Sub-Adviser from its relationship to the Trust and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Trust has provided new product development opportunities.

Economies of Scale to be Realized: The Board noted that the sub-advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Trust’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Trust’s assets grow to be a material factor in its deliberations.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Trust. In reaching this conclusion, no single factor was determinative.

38 | GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

TRUST INFORMATION	May 31, 2012

Board of Trustees	Executive Officers	Investment Adviser and	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Administrator	Skadden, Arps, Slate,
	Chief Executive Officer	Guggenheim Funds	Meagher & Flom LLP
Donald C. Cacciapaglia*		Investment	New York, New York
	Kevin M. Robinson	Advisors, LLC
Roman Friedrich III	Chief Legal Officer	Lisle, Illinois	Independent Registered
Public Accounting Firm
	John Sullivan	Investment Sub-Adviser	Ernst & Young LLP
Robert B. Karn III	Chief Financial Officer,	Guggenheim Partners	Chicago, Illinois
	Chief Accounting Officer	Investment
Ronald A. Nyberg	and Treasurer	Management, LLC
Santa Monica, California
Ronald E. Toupin, Jr.,	Ann E. Edgeworth
Chairman	Interim Chief	Accounting Agent
* Trustee is an “interested	Compliance Officer	and Custodian
person” (as defined in		The Bank of
section 2(a)(19) of the	Mark E. Mathiasen	New York Mellon
1940 Act) (“Interested	Secretary	New York, New York
Trustee”) of the Trust
because of his position as
the President and CEO of
the Investment Adviser.

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at www.guggenheimfunds.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at www.guggenheimfunds.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GBAB | GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT | 39

ABOUT THE TRUST MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/12)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE
CEF-GBAB-AR-0512

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)             The registrant’s code of ethics that applies to the registrant’s principal executive officer, principal accounting officer or controller, or persons performing similar functions, was amended during the period to include: specific examples of conflict of interest situations requiring prior written approval; annual certification requirements for officers covered under the code of ethics; specific recordkeeping obligations by the Trust; and a confidentiality provision.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as an accountant and accounting consultant, which included review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,600 and $34,000 for the fiscal year ended May 31, 2012 and the initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011, respectively.

 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this item, were $0 and $0 for the fiscal year ended May 31, 2012 and the initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal year ended May 31, 2012 and the initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal year ended May 31, 2012 and the initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services

•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.            Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $4,250 and $5,000 for the fiscal year ended May 31, 2012 and the initial fiscal period from the registrant’s inception date of October 26, 2010, through May 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2012:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2007	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.
James E. Pass – Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, Municipals – 2009–Present. Previously, Mr. Pass was a Managing Director at RBC Capital Markets – 2000-2009.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2012:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	10	$917,558,569	1	$2,613,783
Other pooled investment vehicles	3	$2,148,953,329	2	$2,099,772,833
Other accounts	22	$49,469,101,064	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$823,303,302	0	$0
Other pooled investment vehicles	2	$2,099,772,833	2	$2,099,772,833
Other accounts	30	$62,669,213,566	1	$383,821,858

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2012:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $100,001-$500,000 $10,001-$50,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:               /s/Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             August 8, 2012

By:                /s/John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             August 8, 2012